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                                                                   EXHIBIT 10.71

                THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

      THIS THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the "Amendment"), dated as of September 16, 2004, is made by and among P & L RECEIVABLES COMPANY, LLC, as seller (the "Seller"), PEABODY ENERGY CORPORATION, as initial Servicer (the "Servicer"), ARCLAR COMPANY, LLC, BLACK BEAUTY COAL COMPANY, CABALLO COAL COMPANY, EASTERN ASSOCIATED COAL CORP., PEABODY COALSALES COMPANY, PEABODY COAL COMPANY, PEABODY WESTERN COAL COMPANY, POWDER RIVER COAL COMPANY, PEABODY HOLDING COMPANY, INC., PEABODY COALTRADE, INC., TWENTYMILE COAL COMPANY (each a "Sub-Servicer" and collectively, the "Sub-Servicers"), as Sub-Servicers, MARKET STREET FUNDING CORPORATION, as Issuer (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as administrator (the "Administrator").

                                   WITNESSETH:

      WHEREAS, certain of the parties hereto are parties to that certain Receivables Purchase Agreement dated as of February 20, 2002 by and among the Seller, the Servicer, certain of the Sub-Servicers, the Issuer and the Administrator, as amended by that certain First Amendment to Receivables Purchase Agreement dated as of February 27, 2003, and the Second Amendment to Receivables Purchase Agreement dated February 18, 2004 (the "Receivables Purchase Agreement") and desire to amend the terms thereof as set forth herein.

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

      1. Definitions. Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement as amended by this Amendment.

      2. Amendments to Receivables Purchase Agreement.

      (a) Exhibit I Definition of "Facility Termination Date". The definition of "Facility Termination Date" set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

            "Facility Termination Date" means the earliest to occur of:

      (a) September 16, 2009 (b) the date determined pursuant to Section 2.2 of the Agreement, (c) the date the Purchase Limit reduces to zero pursuant to
      Section 1.1(b) of the Agreement, (d) the date that the commitments of the Purchasers terminate under the Liquidity Agreement, and (e) the Issuer shall fail to cause the amendment or modification of any Transaction Document or related opinion as

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      required by Moody's or Standard and Poor's, and such failure shall continue for 30 days after such amendment is initially requested."

      (b) Exhibit I. Definition of "Purchase Limit". The definition of "Purchase Limit" set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

            "Purchase Limit" means $225,000,000, as such amount may be reduced pursuant to Section 1.1 (b) of the Agreement. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Capital."

      3. Representations and Warranties. Each of the Seller, the Servicer, and the Sub-Servicers hereby represents and warrants to the Issuer and Administrator, with respect to itself, as follows:

      (a) The representations and warranties of such Seller, Servicer, or Sub-Servicer, as the case may be, contained in the Receivables Purchase Agreement are true and correct on and as of the date hereof with the same force and effect as though made by such Seller, Servicer, or Sub-Servicer on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

      (b) Each of such Seller, Servicer, or Sub-Servicer, as the case may be, is in compliance with all terms, conditions, provisions, and covenants contained in the Receivables Purchase Agreement and the execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon such Seller, Servicer, or Sub-Servicer or any of their property; and, no Unmatured Termination Event or Termination Event has occurred and is continuing or would result from the making of this Amendment.

      4. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

      (a) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrator, and the Administrator shall have received from the Seller, the Issuer, the Servicer and the Sub-Servicers all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrator.

      (b) No Default. As of the date hereof, no Unmatured Termination Event or Termination Event has occurred and is continuing and each of the Seller, the Servicer, and the

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Sub-Servicers by executing this Amendment confirms the same and also confirms the accuracy of the representations and warranties that it makes in Section 3 above.

      5. Amendment. The Receivables Purchase Agreement referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Receivables Purchase Agreement in any document, instrument, or agreement shall hereafter mean and include the Receivables Purchase Agreement, including such schedules and exhibits, as amended hereby.

      6.Force and Effect. Each of the Seller, the Servicer, and the Sub-Servicers reconfirms, restates, and ratifies the Receivables Purchase Agreement, the Transaction Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Seller, the Servicer, and the Sub-Servicers confirms that all such documents have remained in full force and effect since the date of their execution.

      7.No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by Issuer of any Termination Event under the Receivables Purchase Agreement, or of any event which with the passage of time or the giving of notice or both would constitute a Termination Event.

      8.Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to its conflict of laws principles.

      9.Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of all conditions set forth in Section 4 of this Amendment.

      11. Effective Date of Joinder. Arclar Company, LLC, Black Beauty Coal Company and Twentymile Coal Company have joined the Sale Agreement as Originators through that certain Joinder Agreement, dated the same date hereof and effective immediately prior to the Effective Date of this Amendment.

      12. Effective Date of Originator Release. The Seller, the Servicer, the Sub-Servicers, the Issuer, and the Administrator have executed that certain Originator Release, dated the same date hereof and effective immediately subsequent to the Joinder Agreement but immediately prior to the Effective Date of this Amendment whereby (a) Big Sky is released as an Originator under the Sale Agreement, (b) Big Sky is released as a Sub-Servicer under the Receivables Purchase Agreement and (c) all liens against Big Sky pursuant to the Sale Agreement, the Contribution Agreement and the Receivables Purchase Agreement are terminated.

                         [SIGNATURES BEGIN ON NEXT PAGE]

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                       [SIGNATURE PAGE - THIRD AMENDMENT
                       TO RECEIVABLES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

                                        P & L RECEIVABLES COMPANY, LLC, as
                                        Seller

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        PEABODY ENERGY CORPORATION, as
                                        initial Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        ARCLAR COMPANY, LLC, as Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        BLACK BEAUTY COAL COMPANY, as
                                        Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

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                       [SIGNATURE PAGE - THIRD AMENDMENT
                       TO RECEIVABLES PURCHASE AGREEMENT]

                                        CABALLO COAL COMPANY, as Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        EASTERN ASSOCIATED COAL CORP., as
                                        Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        PEABODY COALSALES COMPANY, as
                                        Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        PEABODY COAL COMPANY, as Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

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                       [SIGNATURE PAGE - THIRD AMENDMENT
                       TO RECEIVABLES PURCHASE AGREEMENT]

                                        PEABODY WESTERN COAL COMPANY, as
                                        Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        POWDER RIVER COAL COMPANY,
                                        as Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        PEABODY HOLDING COMPANY, INC., as
                                        Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        PEABODY COALTRADE, INC., as Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

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                       [SIGNATURE PAGE - THIRD AMENDMENT
                       TO RECEIVABLES PURCHASE AGREEMENT]

                                        TWENTYMILE COAL COMPANY, as Sub-Servicer

                                        By: /s/ Walter L. Hawkins, Jr.
                                            ------------------------------------
                                        Name: WALTER L. HAWKINS, JR.
                                        Title: VP & TREASURER

                                        MARKET STREET FUNDING
                                        CORPORATION, as Issuer

                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Administrator

                                        By:_________________________________
                                        Name:  John Smathers
                                        Title: Vice President

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                       [SIGNATURE PAGE - THIRD AMENDMENT
                       TO RECEIVABLES PURCHASE AGREEMENT]

                                       TWENTYMILE COAL COMPANY, as Sub-Servicer:

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       MARKET STREET FUNDING
                                       CORPORATION, as Issuer

                                       By: /s/ Evelyn Echevarria
                                           -------------------------------------
                                       Name:  Evelyn Echevarria
                                       Title: Vice President

                                       PNC BANK, NATIONAL ASSOCIATION, as
                                       Administrator

                                       By:______________________________________
                                       Name:  John Smathers
                                       Title: Vice President

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                       [SIGNATURE PAGE - THIRD AMENDMENT
                       TO RECEIVABLES PURCHASE AGREEMENT]

                                       TWENTYMILE COAL COMPANY, as Sub-Servicer

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       MARKET STREET FUNDING
                                       CORPORATION, as Issuer

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       PNC BANK, NATIONAL ASSOCIATION, as
                                       Administrator

                                       By: /s/ John Smathers
                                           -------------------------------------
                                       Name:  John Smathers
                                       Title: Vice President